UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Share Purchase Agreement

On January 20, 2017, AMC Entertainment Holdings, Inc. (“AMC”) and AMC’s wholly-owned subsidiary, Goldcup 14139 AB (a special purpose vehicle in the process of changing its name) (“Purchaser”), entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with European Cinemas S.à.r.l., Bonnier Holding AB and certain Management Sellers as defined in the Purchase Agreement (collectively “Sellers”), relating to the purchase of Nordic Cinema Group Holding AB (“Nordic”).

Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Purchaser will acquire the shares of Nordic from the Sellers (the “Share Purchase”) for a purchase price of approximately SEK 5,601 million (approximately USD$ 631 million), subject to certain adjustments at closing as set forth in the Purchase Agreement, including payment of interest on the purchase price from November 1, 2016 through closing.  AMC will also refinance Nordic’s indebtedness at the closing, which is estimated to be approximately SEK 2,833 million (approximately USD$ 319 million) assuming closing occurs in April 2017.  AMC has fully committed debt financing in place (as described below) to fund the Share Purchase and the refinancing of Nordic’s indebtedness.  All SEK amounts have been converted into US Dollar amounts assuming SEK/USD exchange rate of 0.1126 USD and an SEK/EUR exchange rate of 0.1052, which were the exchange rates on January 20, 2018.

The Sellers have each made customary warranties as set forth in the Purchase Agreement and the Management Sellers (other than two non-executive directors of Nordic) have made further warranties as to the business of Nordic in the Warranty Deed.  Each of AMC and Purchaser has also made customary warranties as set forth in the Purchase Agreement.

The Sellers have agreed, subject to the terms of the Purchase Agreement, to various covenants and agreements, including, among others, (i) to conduct Nordic’s business in the ordinary course and in accordance with applicable laws during the period between the execution of the Purchase Agreement and the closing of the Share Purchase and (ii) to cooperate with AMC to obtain the debt financing.

The Sellers are severally liable to AMC for any breaches of their warranties in the Purchase Agreement up to an amount equal to the total amount the consideration for the shares and shareholder loan repayment amount, subject to certain limitations. The Management Sellers who have entered into the Warranty Deed are also liable to AMC for any breaches of their warranties in the Warranty Deed up to an amount equal to 10% of the consideration (on an after tax basis) received with respect to a majority of their shares, subject to certain limitations.  AMC has purchased a warranty and indemnity insurance policy which provides $50 million of coverage (subject to certain exceptions and a deductible of $9 million, which deductible is reduced to $4.5 million for eligible claims in excess of $9 million) as further protection for a breach of warranties and to support the tax covenant given by certain of the Management Sellers.

The completion of the Purchase Agreement is subject to antitrust clearance by the European Commission. AMC has agreed to use all reasonable endeavors, including taking any and all action necessary, including making divestments, to obtain antitrust clearance. The Purchase Agreement is not subject to a financing condition. The Purchase Agreement may be terminated if European Commission approval is not obtained by April 30, 2017, subject to the parties ability to extend such date twice by 30 business days each time if, in the reasonable expectation of the party implementing such extension, European Commission approval will be capable of being obtained in that time frame.

The foregoing summary of the Purchase Agreement, the Warranty Deed and the Tax Deed and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, the Warranty Deed and the Tax Deed.  A copy of the Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Warranty Deed and the Tax Deed are included as part of the attached Purchase Agreement and incorporated herein by reference.

The Purchase Agreement, the Warranty Deed and the Tax Deed (collectively, the “Transaction Documents”) have been attached to provide investors and security holders with information regarding their terms and are not intended to provide any factual information about AMC, Purchaser, the Sellers, or Nordic. The warranties and covenants in the Transaction Documents were made only for the purpose of the respective agreement and solely for the benefit of the parties to the respective agreement as of specific dates. Such warranties and covenants may have been made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in disclosure letter agreed by the contracting parties) and may therefore not be complete. The warranties and covenants in the Transaction Documents may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors.  Investors should not rely on the warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of AMC, the other parties to the Transaction Documents or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the warranties and covenants may change after the date thereof, which subsequent information may or may not be fully reflected in AMC’s public disclosures.

Debt Commitment Letter

In connection with the entry into the Purchase Agreement, AMC entered into a debt financing commitment letter (the “Debt Commitment Letter”) with Citigroup Global Markets Inc. (the “Commitment Party”) on January 20, 2017, pursuant to which the Commitment Party has committed to arrange and provide AMC with (i) a senior secured incremental term loan in an aggregate amount of up to $675 million and (ii) a senior subordinated bridge loan in an aggregate amount of up to $325 million, in each case, on the terms and subject to the conditions set forth in the Debt Commitment Letter. These debt commitments may be reduced in certain circumstances with certain debt and/or equity financings.

The Commitment Party or its affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to AMC and its affiliates in the ordinary course of business.

The foregoing summary of the Debt Commitment Letter and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Debt Commitment Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 23, 2017, AMC will conduct a conference call and webcast beginning at 1:15 PM CT/2:15 PM ET/8:15 PM CET regarding its recently announced acquisition of Nordic.  To listen to the conference call via the internet, please visit the investor relations section of the AMC website at www.amctheatres.com for a link to the webcast. Investors and interested parties should go to the website at least 15 minutes prior to the call to register, and/or download and install any necessary audio software. To access the call from the U.S., dial (877) 407-3982. From international locations, the conference call can be accessed at (201) 493-6780. An archive of the webcast will be available at www.investor.amctheatres.com for a limited time after the call.

Slides prepared for the conference call on the acquisition of Nordic are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.  The slides are also available on the AMC investor relations website at www.investor.amctheatres.com.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

2.1*	Sale and Purchase Agreement dated as of January 20, 2017, by and among AMC Entertainment Holdings, Inc., Goldcup 14139 AB, European Cinemas S.à.r.l, Bonnier Holding AB, and certain Management Sellers.

10.1	Debt Commitment Letter dated January 20, 2017, by and among AMC Entertainment Holdings Inc. and Citigroup Global Markets, Inc.

99.1	Investor Presentation

*Certain schedules and exhibits to this agreement had been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish supplemental to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “prospect,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” “opportunity,” “potential,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Similarly, statements made herein and elsewhere regarding the completed acquisition of Odeon & UCI Cinemas Holdings, Ltd. (“Odeon”), and the anticipated acquisition of Nordic Cinema Group Holding AB (“NCG”) (collectively, the “acquisitions”) are also forward-looking statements, including management’s statements about effect of the acquisitions on AMC’s future business, operations and financial performance, AMC’s ability to successfully integrate the acquisitions into its operations, the anticipated closing date of the NCG acquisition, and the source and structure of financing for the NCG acquisition. These forward-looking statements are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the parties ability to satisfy closing conditions in the anticipated time frame or at all, the impact of the terms of the regulatory approval of the NCG acquisition, the possibility that the NCG acquisition does not close, financing the NCG acquisition and AMC’s ability to issue equity at favorable prices; AMC’s ability to realize expected benefits and synergies from the acquisitions; AMC’s effective implementation, and customer acceptance, of its marketing strategies; disruption from the acquisitions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on acquisition-related issues; the negative effects of this announcement or the consummation of the acquisitions on the market price of AMC’s common stock; unexpected costs, charges or expenses relating to the acquisitions; unknown liabilities; litigation and/or regulatory actions related to the acquisition; AMC’s significant indebtedness, including the indebtedness incurred to acquire NCG; AMC’s ability to utilize net operating loss carry-forwards to reduce future tax liability; continued effectiveness of AMC’s strategic initiatives; the impact of governmental regulation, including anti-trust investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; operating a business in markets AMC has limited experience with; the United Kingdom’s exit from the European Union and other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies; and risks, trends, uncertainties and other facts discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s Annual Report on Form 10-K, filed with the SEC on March 8, 2016, and Forms 10-Q filed August 1, 2016 and November 9, 2016, and the risks identified in the Form 8-K filed October 24, 2016, and the risks, trends and uncertainties identified in its other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly  caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: January 23, 2017	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1*

Sale and Purchase Agreement dated as of January 20, 2017, by and among AMC Entertainment Holdings, Inc., Goldcup 14139 AB, European Cinemas S.à.r.l, Bonnier Holding AB, and certain Management Shareholders.

10.1	Debt Commitment Letter dated January 20, 2017, by and among AMC Entertainment Holdings, Inc. and Citigroup Global Markets, Inc.

99.1	Investor Presentation

*Certain schedules and exhibits to this agreement had been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.